UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

REGENERX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 630, Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 280-1992

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 30, 2009, RegeneRx Biopharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report an the issuance and sale of an aggregate of 4,512,195 shares of its common stock and warrants to purchase a total of 2,256,098 shares of its common stock pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-150675), which became effective on May 16, 2008. This amendment is being filed solely to amend the Original Form 8-K to include Exhibits 5.1 and 23.1 hereto. Except as otherwise noted, the Original Form 8-K is unaltered hereby.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
1.1*	Placement Agency Agreement, dated as of September 30, 2009, by and among the Company, Roth Capital Partners, LLC and Boenning & Scattergood, Inc.
4.1*	Form of Common Stock Purchase Warrant
5.1	Opinion of Cooley Godward Kronish LLP
10.1*	Securities Purchase Agreement, dated as of September 30, 2009, by and between the Company and each of the purchasers identified on the signature pages thereto
23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)
99.1*	Press Release dated September 30, 2009

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
Date: October 5, 2009
	By:	/s/ J.J. Finkelstein

Name: J.J. Finkelstein
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Placement Agency Agreement, dated as of September 30, 2009, by and among the Company, Roth Capital Partners, LLC and Boenning & Scattergood, Inc.
4.1*	Form of Common Stock Purchase Warrant
5.1	Opinion of Cooley Godward Kronish LLP
10.1*	Securities Purchase Agreement, dated as of September 30, 2009, by and between the Company and each of the purchasers identified on the signature pages thereto
23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)
99.1*	Press Release dated September 30, 2009

* Previously filed.